UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):  July 8, 2009

SPARKING EVENTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-148005	20-8009362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street Carson City, NV	89703-4934
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(775) 321-1013

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 8, 2009 we consummated a private placement transaction in which we sold to certain accredited investors, for gross proceeds to us of $266,500, 410,000 shares of our common stock at a purchase price of $0.65 per share in an offering exempt from registration pursuant to Regulation D of the Securities Act of 1933, as amended.  Also on July 8, 2009, we consummated a private placement transaction in which we sold to certain foreign investors, for gross proceeds to us of $383,500, 590,000 shares of our common stock at a purchase price of $0.65 per share in an offering exempt from registration pursuant to Regulation S of the Securities Act of 1933, as amended.

Item 3.02	Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D or Regulation S promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the Investor had access to information concerning the Registrant’s operations and financial condition, the Investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the Investor; the Registrant obtained representations from the Investor regarding their investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit #	Description
10.1	Form of Regulation D Subscription Agreement.
10.2	Form of Regulation S Subscription Agreement.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPARKING EVENTS, INC.

Date: July 9, 2009	/s/ Chao-Wu Chou

By: Chao-Wu Chou, Chief Executive Officer

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